UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

ZYNERBA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37526	26-0389433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 W. Lancaster Avenue, Suite 300
Devon, PA 19333
(Address of principal executive offices)

(484) 581-7505
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZYNE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 10, 2023, Harmony Biosciences Holdings, Inc., a Delaware corporation (“Parent”) completed the previously announced acquisition of Zynerba Pharmaceuticals, Inc., a Delaware corporation (the “Company”), pursuant to an Agreement and Plan of Merger, dated as of August 14, 2023, and amended on October 4, 2023 (the “Merger Agreement”), by and among the Company, Parent and Xylophone Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”). All capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Merger Agreement.

As previously disclosed, pursuant to the Merger Agreement, Purchaser commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of the Company, par value $0.001 per share (the “Shares”), at a price of (i) $1.1059 per Share (the “Closing Amount”), in cash, subject to any applicable withholding of taxes and without interest, plus (ii) one contingent value right (each, a “CVR”) per Share, which represents the right to receive up to approximately $2.5444 per Share in the form of one or more potential contingent payments, in cash, subject to any applicable withholding of taxes and without interest, upon the achievement of certain milestones as set forth in, and subject to and in accordance with the terms and conditions of, the CVR Agreement  (as defined below) (the Closing Amount plus one CVR, the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, filed by Parent and Purchaser with the United States Securities and Exchange Commission (the “SEC”) on August 28, 2023, as amended or supplemented from time to time.

The Offer and withdrawal rights expired at 5:00 p.m., New York City Time, on October 10, 2023 (such date and time, the “Expiration Time”) and was not extended. According to Equiniti Trust Company, LLC, the depositary for the Offer (the “Depositary”), 28,236,148 Shares were validly tendered and not validly withdrawn, representing approximately 52.3% of the issued and outstanding Shares as of the Expiration Time (not including 1,072,940 Shares delivered through Notices of Guaranteed Delivery, representing approximately 2.0% of the Shares issued and outstanding). As of the Expiration Time, a sufficient number of Shares were validly tendered and not validly withdrawn such that the Minimum Condition (as defined in the Merger Agreement) was satisfied. Each condition to the Offer was satisfied or waived, and Purchaser irrevocably accepted for payment, on October 10, 2023, all Shares that were validly tendered and not validly withdrawn pursuant to the Offer. The Purchaser will promptly pay for all Shares accepted for payment pursuant to the Offer.

On October 10, 2023, following consummation of the Offer, the remaining conditions to the Merger (as defined below) were satisfied and Purchaser merged with and into the Company (the “Merger”), with the Company surviving as a direct wholly owned subsidiary of Parent (the “Surviving Corporation”). The Merger was governed by Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no vote of the stockholders of the Company required to consummate the Merger. At the effective time of the Merger (the “Effective Time”), each Share (other than Shares (i) held in the treasury of the Company, (ii) that as of the commencement of the Offer were owned by Parent or Purchaser, (iii) irrevocably accepted for payment in the Offer and/or (iv)  held by holders who have properly exercised their appraisal rights under the DGCL) was automatically converted into the right to receive the Offer Price, without interest and subject to any withholding of applicable taxes.

In addition, immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof:

●	Each of the Company’s stock options ( “Company Option”), whether vested or unvested, that had a per share exercise price that was less than the Closing Amount that was outstanding and unexercised immediately prior to the Effective Time, was cancelled and converted into the right to receive for each Share underlying such Company Option, without interest and subject to deduction for any required withholding under applicable tax law, (i) an amount in cash equal to the excess of the Closing Amount over the per share exercise price of such Company Option and (ii) one CVR;

●	Each Company Option that had a per share exercise price that was equal to or greater than the Closing Amount but less than $2.71, whether vested or unvested, that was outstanding and unexercised immediately prior to the Effective Time was cancelled and automatically converted into the right to receive, for each Share underlying such Company Option, without interest and subject to deduction for any required withholding under applicable tax law, upon the occurrence of any Milestone Payment (as defined in the CVR Agreement) a cash payment, if any, equal to (i) the amount, if any, by which (A) the Closing Amount plus the applicable Milestone Payment plus any Milestone Payment that was previously paid in respect of a Share exceeds (B) the per share exercise price of such Company Option, minus (ii) the gross amount of Milestone Payments previously paid with respect to such Share underlying such Company Option.

●	Each Company Option that had a per share exercise price equal to or greater than $2.71 was cancelled at the Effective Time without any consideration payable therefore (whether in the form of cash, a CVR or otherwise).

●	Each restricted stock award of the Company (a “Company Restricted Stock Award”) that was (x) outstanding immediately prior to the Effective Time and (y) of which the underlying shares of common stock of the Company were not validly tendered in the Offer, whether vested or unvested, was cancelled and automatically converted into the right to receive for each Share subject to a Company Restricted Stock Award, without interest and subject to deduction for any required withholding under applicable tax law, (i) an amount in cash equal to the Closing Amount and (ii) one CVR.

Following the consummation of the Offer, Parent and the Rights Agent (as defined in the CVR Agreement) entered into a Contingent Value Rights Agreement (the “CVR Agreement”), dated October 10, 2023 governing the terms of the CVRs to be received by the Company’s stockholders and holders of certain Company Options and Company Restricted Stock Awards. The CVRs represent the right to receive contingent payments, payable to the Rights Agent for the benefit of the holders of CVRs, if the following milestones are achieved (each, a “Milestone”):

●	Milestone 1: An aggregate milestone payment of $15,000,000, payable upon the completion of the last patient’s last visit in the RECONNECT (ZYN2-CL-033) clinical trial (the “Pivotal Study”) for Zygel™ (ZYN002) (the “Product”) by or before June 30, 2026;

●	Milestone 2: upon the completion of the Pivotal Study for the Product and a finding that the data from such Pivotal Study meet the primary end point(s) with statistical significance as set forth in the protocol of such Pivotal Study (“Milestone 2”), an aggregate milestone payment of (i) $30,000,000, with respect to the achievement of Milestone 2 by or before December 31, 2024; (ii) $20,000,000, with respect to the achievement of Milestone 2 between January 1, 2025 and June 30, 2025; or (iii) $10,000,000, with respect to the achievement of Milestone 2 on or after July 1, 2025;

●	Milestone 3: An aggregate milestone payment of $35,000,000, payable upon the achievement of NDA Approval (as defined in the CVR Agreement) with respect to the Product in the First Indication (as defined in the CVR Agreement) (“Milestone 3”)

●	Milestone 4: An aggregate milestone payment of $15,000,000, payable upon the achievement of NDA Approval (as defined in the CVR Agreement) with respect to the Product in the Second Indication (as defined in the CVR Agreement);

●	Milestone 5: An aggregate milestone payment of $15,000,000, payable upon the achievement of worldwide aggregate Net Sales (as defined in the CVR Agreement) of the Product (inclusive of all Indications (as defined in the CVR Agreement)) of at least $250,000,000, calculated on a cumulative basis for all Calendar Years (as defined in the CVR Agreement) (or portion thereof), provided that Milestone 3 is achieved by or before December 31, 2030 (“Milestone 5”); and

●	Milestone 6: An aggregate milestone payment of $30,000,000, payable upon the achievement of worldwide aggregate Net Sales of the Product (inclusive of all Indications) prior to of at least $500,000,000, calculated on a cumulative basis for all Calendar Years (or portion thereof) and inclusive of all Net Sales applied toward achievement of Milestone 5, provided that Milestone 3 is achieved by or before December 31, 2030.

The right to the contingent consideration as evidenced by the CVR Agreement is a contractual right only. The CVRs will not be transferable, except in the limited circumstances specified in the CVR Agreement, will not be evidenced by certificate or other instrument and will not be registered or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Parent or the Company.

The CVR Agreement and the rights of holders of CVRs to receive Milestone payments thereunder will terminate on December 31, 2040. There can be no assurance whether or when any of the Milestones will be achieved and that any of the resulting Milestone payments will be required of Parent. Each Milestone with respect to a CVR may only be achieved one time. The minimum payment on the CVR is zero and the maximum payment is $2.5444 in cash per CVR.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of CVR Agreement, which is provided as Exhibit B of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

The foregoing summary of the Offer, the Merger, the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement and Amendment No.1 thereto, which are incorporated herein by reference and attached as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company (i) notified The Nasdaq Capital Market (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (A) halt trading of and delist the Shares effective as of the close of business on October 10, 2023, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information contained in Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Offer and the Merger pursuant to Section 251(h) of the DGCL, on October 10, 2023 a change of control of the Company occurred. At the Effective Time, the Company became a direct wholly owned subsidiary of Parent.

Item 5.02.	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, as of the Effective Time, and pursuant to the terms of the Merger Agreement, all of the members of the Company’s board of directors immediately prior to the Effective Time ceased to be directors of the Company and each of Sandip Kapadia and Christian Ulrich, each a director of Purchaser immediately prior to the Effective Time, became a director of the Surviving Corporation.

In connection with the consummation of the Merger, as of the Effective Time, all of the Company’s officers immediately prior to the Effective Time resigned as officers of the Company and Sandip Kapadia and Christian Ulrich, the Chief Executive Officer and Secretary, respectively, of Purchaser immediately prior to the Effective Time, became the (i) President, Chief Executive Officer and Chief Financial Officer and (ii) Secretary, respectively, of the Surviving Corporation.

Information regarding the new directors and executive officers has been previously disclosed in Schedule A to the Offer to Purchase filed as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed by Harmony Biosciences and Purchaser with the SEC on August 28, 2023, as subsequently amended, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of August 14, 2023, by and among Harmony Biosciences Holdings, Inc., Xylophone Acquisition Corp. and Zynerba Pharmaceuticals, Inc.* (incorporated by reference to Exhibit 2.1 to Harmony Biosciences Holdings, Inc.’s Current Report on Form 8-K/A, filed on September 14, 2023).
2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 4, 2023, by and among Harmony Biosciences Holdings, Inc., Xylophone Acquisition Corp. and Zynerba Pharmaceuticals, Inc. (incorporated herein by reference to Exhibit (d)(5) of Harmony Biosciences Holdings, Inc.’s Schedule TO Amendment No. 3, filed on October 5, 2023).

3.1	Amended and Restated Certificate of Incorporation of Zynerba Pharmaceuticals, Inc.
3.2	Amended and Restated Bylaws of Zynerba Pharmaceuticals, Inc.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2023

By:	/s/ Sandip Kapadia
Name:	Sandip Kapadia
Title:	President, Chief Executive Officer and Chief Financial Officer